Item 1: Report to Shareholders

New York Tax-Free Money Fund	August 31, 2007

The views and opinions in this report were current as of August 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Managers’ Letter

Fellow Shareholders

Tax-free municipal securities struggled in the six-month period ended August 31, 2007. Concerns that increasing mortgage defaults and delinquencies, dramatically tighter lending conditions, and a liquidity squeeze in the asset-backed commercial paper market could lead to a significant economic slowdown prompted investors to flock to Treasuries. In an attempt to stabilize the financial markets with increased liquidity, the Federal Reserve reduced the discount rate in mid-August and added billions of dollars to the banking system on several occasions. Immediately after the end of our reporting period, the Fed also reduced the fed funds rate in an effort to bolster the slowing economy. The T. Rowe Price New York Tax-Free Funds produced lackluster returns but did better than their competitors in the last six months.

HIGHLIGHTS

• Tax-free bonds produced lackluster returns due to risk-averse investors fleeing to Treasuries in July and August.

• The New York Tax-Free Money and Tax-Free Bond Funds outpaced their respective Lipper benchmarks for the 6- and 12-month periods ended August 31, 2007.

• The Federal Reserve’s willingness to take action to strengthen the economy may be supportive for higher-quality bond prices in the near term.

• In the expected lower-yield environment, the money fund is looking for opportunities among short-term variable rate issues, and the bond fund is focusing on attractive prospects among lower-quality credits.

THE FED’S ROLE IN MAINTAINING FINANCIAL MARKETS

In its role as the nation’s central bank, the Federal Reserve is charged with maintaining economic stability and setting monetary policy, which impacts mortgage rates, credit card costs, and fixed-income yields. Keeping inflation in check while maintaining sustainable economic growth has typically been the Fed’s most visible role. The Fed raises interest rates to curb inflation and lowers them to stimulate economic growth. But periodically, the Fed takes an active role in relieving market turmoil to ensure the orderly functioning of financial markets.

The Fed became a highly visible player in dealing with the subprime mortgage market meltdown. As in past instances of financial market disorder, it all started with investors hunting for extraordinary returns and ignoring the clear risks. Capital flooded into assets that were thought to offer higher returns—in this case subprime mortgages—and then rushed back out when the assets turned out to be riskier than originally thought. Worries spread about defaulting subprime loans. Panicky financial institutions wanted to dump their subprime mortgage securities, but they could not be priced. Instead, investors sold their holdings of high-yield, emerging market, and investment-grade bonds in order to reduce their risk exposure. As a result, all fixed-income markets, including municipals, were roiled. Investors seeking security pushed up Treasury and municipal bond prices, which drove down the prices of other, less secure bonds. (Bond prices and yields move in opposite directions.)

As the “credit crunch” worsened, the Fed signaled to the banking system that it was serious about easing the stress. It aggressively added reserves into the banking system to stanch upward pressure on the federal funds rate. Subsequently, in an effort to counteract the crisis in market confidence and stimulate short-term lending, it lowered the discount rate and offered longer-term loans against a wide range of collateral, including mortgage-backed securities. While there are signs that stability is returning to some sectors in the credit market, fragility persists.

As in past crises, the Fed worried that the financial turmoil would spill over and weaken the economy. Indeed, Federal Reserve Chairman Ben Bernanke made it clear that limiting the impact of financial markets’ turmoil on the U.S. economy is the Fed’s top priority. “The Federal Open Market Committee [the Fed’s policymaking group] is monitoring the situation and is prepared to mitigate the adverse effects on the economy arising from the disruptions in financial markets,” he said. Beyond the narrowly focused actions taken to improve the functioning of the financial markets that were made independent of the economic outlook, the Fed stands ready to lower the federal funds rate in order to support the economy, should the conditions arise.

MARKET ENVIRONMENT

The economy expanded at an annualized rate of 4% in the second quarter of 2007, rebounding soundly from a yearlong slowdown caused primarily by housing market weakness. Economic growth and consumer activity for the rest of the year seem likely to be more sluggish due to the deepening downturn in residential real estate, a slower pace of job growth, and generally stricter lending standards. Following the implosion of the subprime mortgage market, the higher-risk borrowers, who had easily obtained mortgage loans during the housing market’s boom years, found themselves locked out of many loan options. Even consumers with solid credit histories encountered difficulty.

In recent months, the pressures that might have elevated the level of inflation have shown signs of easing, but the Federal Reserve kept the fed funds target rate at 5.25%. Central bank officials maintained the rate because they said “a sustained moderation in inflation pressures has yet to be convincingly demonstrated.” However, in light of recent capital market turbulence, expectations for continued housing market weakness, and possible higher unemployment levels, inflation pressures could ease.

As it became clear that the fallout of subprime mortgage defaults was broader than expected, liquidity in the financial markets quickly evaporated. In response, on August 17, the Fed reduced the discount rate—the interest rate paid by financial institutions that borrow from the central bank—to 5.75% from 6.25% . On September 18, after our reporting period, the central bank reduced the fed funds target rate to 4.75% from 5.25%. Many believe that further reductions in the fed funds rate are likely, particularly if it appears that current financial market instability threatens future economic growth.

As the economy showed signs of strengthening and the likelihood of a Fed rate cut seemed remote, yields of high-quality municipal securities with various maturities generally increased through June, as shown in the graph. In July and August, Treasury bond prices surged and yields tumbled in response to the revelations that hedge funds and other institutional investors suffered large losses among their subprime mortgage holdings. Municipal securities failed to participate in this flight to quality. Instead, despite reasonably good fundamentals, municipals suffered their worst performance relative to Treasuries in about two decades because nontradi-tional municipal investors, such as hedge funds and tender option bond programs, sold their holdings. The outperformance of Treasuries helped taxable bonds surpass their tax-free counterparts in the last six months: The Lehman Brothers U.S. Aggregate Index returned 1.54% versus -0.57% for the Lehman Brothers Municipal Bond Index.

MUNICIPAL MARKET NEWS

New municipal issuance for the first eight months of 2007 totaled more than $290 billion, according to The Bond Buyer. As investors flocked to Treasury securities, demand for tax-free securities dried up temporarily in August, but high-quality municipals enjoyed some renewed buying interest after our reporting period. Despite the sharp drop in August issuance, this year’s new supply could surpass the $408 billion record set in 2005.

In a reversal of a multiyear trend, shorter-term municipals held up better than longer-term issues in the last six months, while higher-quality issues did much better than below investment-grade securities. Some of the better performers included state-issued general obligations maturing in one to five years as well as prerefunded bonds backed by U.S. Treasuries. Revenue bonds, tobacco bonds, and high-yield municipals were among the weakest segments. Bonds with long durations (a measure of interest rate sensitivity) also struggled, including securities at the long end of the municipal yield curve, which has seen about one-third of all new municipal issuance in the last five years, according to Lehman Brothers.

NEW YORK MARKET NEWS

New York’s general obligation debt is currently rated Aa3 by Moody’s Investors Service, AA by Standard & Poor’s, and AA- by Fitch Ratings. In May 2007, Fitch revised its outlook for the state’s rating to “positive,” indicating that an upgrade is possible over the next one to two years. New York has a solid economy, but the state is expecting a deceleration of economic growth, with employment growth projected to be only 0.8% in calendar year 2007. The state has benefited from the strong economic and revenue performance in the greater New York City metropolitan area, but many upstate regions continue to struggle.

Audited results for fiscal 2007, which closed on March 31, show that the state ended with a $202 million General Fund surplus, bringing the total General Fund balance to $2.4 billion, or 5.4% of revenues. The fiscal year 2008 budget incorporates many of Governor Eliot Spitzer’s major initiatives, including property tax rebates and increased education aid. Including changes made since the budget’s passage, the state currently expects to end fiscal year 2008 with a General Fund balance of $3.0 billion, of which $1.2 billion will be undesignated.

New York’s debt burden, with $52.0 billion of net tax-supported debt outstanding, is among the highest of the 50 states. The state’s debt-per-capita of $2,694 and debt as a percentage of personal income of 6.7% are the fifth highest in the U.S., according to Moody’s Investors Service. The majority of New York’s debt is appropriation-backed, which means the state legislature must appropriate money for the debt service payments but is under no legal obligation to approve those funds.

New York City’s ratings currently stand at Aa3 from Moody’s, AA from S&P, and AA from Fitch, following mid-2007 upgrades from the three agencies. New York City ended its 2007 fiscal year on June 30 in strong financial shape. Revenues exceeded projections by approximately $5.5 billion and resulted in a $4.7 billion surplus, according to unaudited results. The city continues to project a future economic and real estate slowdown, and its revenue forecasts remain conservative. Nevertheless, its tax base remains strong. The 2008 assessed value increased 8% to $126 billion, and its market value rose 11.5% to $711 billion. The city’s pension plan is fully funded, and $2.5 billion has been set aside to pay for the city’s other post-employment benefits liability, estimated at $53.5 billion according to new accounting standards.

PORTFOLIO STRATEGIES

New York Tax-Free Money Fund
Your fund returned 1.63% for the last six months and 3.16% for the one-year period ended August 31, 2007, surpassing its Lipper benchmark for both periods, as shown in the table.

As we ended our six-month reporting period, the normally smooth functioning money markets burst into the headlines—victims of the spreading contagion from the sub-prime mortgage melt-down. While troubles in the mortgage markets had little direct impact on municipal money markets, rapidly widening credit spreads and liquidity fears created disorder in taxable money markets. These fears added a risk premium to the Libor-based markets not seen in years. Libor rates with maturitiesout to six months widened to 50 to 60 basis points greater than the fed funds rate. At the same time, a flight to quality drove short-term Treasury yields well below the fed funds rate. The unsettled state of the taxable money market, along with the implications of a housing slowdown, has raised the market’s expectations for a rapid series of rate cuts by the Federal Reserve.

By comparison, the municipal money market barely missed a beat. Some signs of economic strength in May and June drove one-year national municipal obligations yields to peak at 3.75%. However, ensuing data suggesting a weaker economy prompted note yields to decline. They ended the period barely changed at 3.67%. Continued strong demand for New York tax-exempt paper generally pushed those yields about 10 basis points lower than national levels. The greatest opportunity for finding yield was found in the front end of our curve, where variable rate supply continues to surge. Overnight and seven-day rates averaged 10 to 15 basis points higher than the prior period. Our portfolio strategy has been to overweight this portion of the yield curve, and as a result, the fund’s weighted average maturity continues to trend near the low end of its historical range.

The increased likelihood of Fed rate cuts in the near term means we may have to adjust our portfolio strategy. The overwhelming portion of new issue supply into our market continues to be in the form of short, variable rate securities. In terms of yield, this supply should continue to make the short end of our curve the most attractive. Until this market dynamic changes substantially, we expect to maintain an overweight position in the curve’s variable rate portion. Also, we are actively reducing the amount of investments subject to the alternative minimum tax and expect the fund to have minimal exposure by year-end.

New York Tax-Free Bond Fund
Your fund returned -0.88% for the last six months and 1.95% for the one-year period ended August 31, 2007, outpacing the six-month return of -1.45% and the one-year return of 1.14% for its Lipper peer group average. Like most of the fixed-income market, the subprime mortgage contagion hit municipal bonds hard in July and August, causing a marked decline in bond valuations.

The fund’s long-term record relative to its competitors remains generally favorable. Based on cumulative total return, Lipper ranked the New York Tax-Free Bond Fund 15 out of 97, 20 out of 94, 21 out of 89, and 12 out of 68 New York municipal debt funds for the 1-, 3-, 5-, and 10-year periods ended August 31, 2007, respectively. Returns will vary for other periods. Past performance cannot guarantee future results.

Since our last report to shareholders in February 2007, we had a complete reversal in which parts of the portfolio performed well. Six months ago, long-duration and lower-rated credits produced top returns and shorter-maturity bonds lagged. In the most recent six-month reporting period, the opposite was true: Our best performance came from bonds maturing in less than seven years. Corporate-backed bonds, particularly in the finance sector, were hard hit. The fund’s position in noncallable New York City Liberty Development bonds backed by Goldman Sachs—a stellar performer six months ago—underperformed because of concerns over the firm’s exposure to credit problems in the taxable bond market. Hospital revenue and life care holdings fared worse, as spreads for lower-rated credits widened.

We slightly lengthened the fund’s duration to 5.6 years from the 5.3 years at the end of the last reporting period. Our weighted average maturity (WAM) declined to 15.0 years from the WAM of 15.5 years six months ago. Thanks to our short duration relative to the benchmark and our higher-quality holdings, the fund performed well on a relative basis. Our absolute results would have been even better had the portfolio held more short-term holdings.

Market conditions during the reporting period vindicated our concerns expressed six months ago about the eventual widening of the compressed spreads on lower-quality credits. In the last six months, we were able to improve the fund’s average credit quality by avoiding lower-quality debt without sacrificing much incremental yield. We slightly lowered our exposure to below investment-grade debt from 5% to 4%, but we made sizable reductions in our A and BBB rated holdings. We increased the fund’s holdings in the top two credit tiers of AA and AAA by 10 percentage points to 71%.

We made some slight changes in our larger sector categories, but they were a result of trading activity rather than a response to a fundamental shift in conditions in any particular category. We increased our holdings in the dedicated tax revenue sector, adding Puerto Rico Tax Sales Revenue debt, a new credit in the municipal market. (Income from Puerto Rico municipal debt is not subject to New York state taxes.) Refunding of our holdings in Bard and Vassar college industrial development bonds reduced our exposure to education-related bonds.

Based on our current outlook for additional cuts in the fed funds rate, we expect to move the fund’s duration closer to a neutral position relative to its benchmark. With the widening in spreads we have already experienced and with any future widening, we will seek to redeploy assets into lower-rated credits. We look to enhance returns with opportunistic trading on yield curve positioning and to use our in-depth credit research capability to identify undervalued credits.

OUTLOOK

As a result of ongoing financial market dislocations and weak employment and housing market data, a case can be made that downside risks to the economy are mounting. The Federal Reserve has demonstrated—through the August and September discount rate reductions and the September cut in the fed funds target rate—that it will “act as needed” to keep such disruptions from derailing the economy. At present, we believe that the central bank could reduce the fed funds rate to as low as 4.25% by March 2008, which should provide a material stimulus to the economy next year and may be supportive for higher-quality bond prices in the near term.

A flight to safety rather than credit concerns was behind the recent sell-off in tax-free securities and the widening of credit spreads between higher- and lower-quality municipal securities. In our view, with the generally favorable fundamentals for the tax-free market, municipals now offer more compelling values relative to taxable bonds, particularly for investors in the highest tax brackets. As always, we will continue to rely upon our dedicated proprietary research to uncover the best risk-adjusted credit opportunities available and selectively invest in attractive income-producing investments.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

September 21, 2007

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

RISKS OF FIXED-INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The New York Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Security and Exchange Commission (SEC) requires all bond funds to calculate this yield.

Appropriation-backed bonds: Long-term obligations sold under a variety of financial arrangements—primarily lease-purchase and contractual service agreements used to finance capital projects. Debt service on such obligations is appropriated annually by the state, although the state has no legal obligation to continue to make such appropriations.

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive and, consequently, less volatile portfolio.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities selected from issues larger than $50 million.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity, and an outstanding par value of at least $100 million.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Tender option bond: Obligations that grant the bondholder the right to require the issuer or a specified third party acting as agent for the issuer to purchase the bonds, usually at par, at a specified time or times prior to maturity or upon the occurrence of certain events or conditions.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 104.7%		
NEW YORK 98.9%		
Albany IDA, Medical Center Hosp., VRDN, 3.96%, 5/1/35	5,745	5,745
Dormitory Auth. of New York, Catholic Health, VRDN 3.95%, 7/1/25	1,700	1,700
Dormitory Auth. of New York, Columbia Univ., TECP 3.63%, 3/7/08	1,800	1,800
Dormitory Auth. of New York, Columbia Univ., VRDN 3.88%, 7/1/28	1,300	1,300
Dormitory Auth. of New York, Cornell Univ., TECP 3.70%, 9/7/07	4,650	4,650
Dormitory Auth. of New York, Fac. & Equipment 5.00%, 3/15/08	1,000	1,007
Dormitory Auth. of New York, Personal Income Tax 5.00%, 3/15/08	1,000	1,007
Eclipse Funding Trust, Long Island Power Auth., VRDN 3.97%, 3/1/14 (1)	6,500	6,500
Eclipse Funding Trust, New York City Water Fin. Auth., VRDN 3.97%, 6/15/12 (2)(3)	5,000	5,000
Hudson Yards Infrastructure, VRDN, 4.07%, 2/15/47 (4)	2,100	2,100
Huntington Union Free School Dist., GO, TAN, 3.90%, 6/27/08	1,000	1,002
Jay Street Development, VRDN, 3.90%, 5/1/22	405	405
Long Island Power Auth., VRDN, 4.01%, 6/1/14 (4)	1,600	1,600
Long Island Power Auth., VRDN, 4.01%, 9/1/14 (1)	2,000	2,000
Long Island Power Auth., VRDN, 4.02%, 12/1/22 (4)	2,500	2,500
Long Island Power Auth., VRDN, 4.02%, 12/1/26 (5)	3,000	3,000
Metropolitan Transportation Auth., TECP, 3.70%, 9/26/07	3,000	3,000
Metropolitan Transportation Auth., TECP, 3.72%, 10/11/07	1,500	1,500
Metropolitan Transportation Auth., TECP, 3.73%, 9/13/07	1,500	1,500
Metropolitan Transportation Auth., VRDN, 3.91%, 11/1/34 (6)	3,000	3,000
Metropolitan Transportation Auth., VRDN,4.04%, 11/15/32 (3)	2,000	2,000
Municipal Assistance Corp., 5.25%, 7/1/08 (7)	500	506
Nassau County Interim Fin. Auth., 4.00%, 11/15/07 (8)	500	500

New York City, GO, VRDN, 3.87%, 4/1/36	500	500
New York City, GO, VRDN, 3.87%, 4/1/36	1,005	1,005
New York City, GO, VRDN, 3.90%, 8/1/34	3,100	3,100
New York City, GO, VRDN, 4.01%, 8/1/19 (8)	2,490	2,490
New York City Housing Dev., Multi-Family, VRDN 3.94%, 11/15/19	5,800	5,800
New York City IDA, Yankee Stadium, VRDN, 4.04%, 3/1/46 (4)	2,500	2,500
New York City Municipal Water Fin. Auth., VRDN 4.01%, 6/15/12 (8)	1,300	1,300
New York City Municipal Water Fin. Auth., VRDN 4.04%, 6/15/27 (1)	1,700	1,700
New York City Transitional Fin. Auth., VRDN, 3.99%, 11/1/22	3,000	3,000
New York State, GO, 3.70%, 3/13/20 (Tender 12/4/07)	2,000	2,000
New York State Housing Fin. Agency, Tower 31, VRDN 3.97%, 11/1/36 (9)	2,000	2,000
New York State Housing Fin. Agency, VRDN, 3.91%, 3/15/26	4,000	4,000
New York State Mortgage Agency, Single Family, VRDN 3.94%, 10/1/37 (9)	1,700	1,700
New York State Mortgage Agency, Single Family, VRDN 4.03%, 10/1/37 (9)	2,200	2,200
New York State Power Auth., 3.65%, 3/1/20 (Tender 9/4/07)	2,500	2,499
New York State Power Auth., TECP, 3.80%, 9/14/07	2,000	2,000
New York State Power Auth., VRDN, 3.64%, 3/1/20 (Tender 3/3/08)	4,100	4,100
New York State Thruway Auth., 4.50%, 3/15/08	2,000	2,009
New York State Thruway Auth., VRDN, 4.01%, 7/1/13 (3)	2,995	2,995
New York State Thruway Auth., VRDN, 4.01%, 10/1/13 (8)	3,065	3,065
New York State Thruway Auth., VRDN, 4.01%, 4/1/27 (8)	5,360	5,360
New York State Urban Dev., Personal Income Tax 4.00%, 12/15/07	200	200
Oneida County IDA, Mohawk Valley Network, VRDN 3.95%, 6/1/31	2,025	2,025

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New York Tax-Free Money Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on August 28, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York state, and New York City income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncements Effective August 31, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning March 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2007.

At August 31, 2007, the cost of investments for federal income tax purposes was $136,026,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2007, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through June 30, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund may repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Such repayment is subject to shareholder approval. Pursuant to this agreement, management fees in the amount of $28,000 were waived during the six months ended August 31, 2007. Including these amounts, management fees waived in the amount of $139,000 remain subject to repayment at August 31, 2007.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2007, expenses incurred pursuant to these service agreements were $49,000 for Price Associates and $25,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 15, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 15, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 15, 2007